Exhibit 10.3

FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT

This First Amendment to Seventh Restated Credit Agreement (this “First Amendment”) is effective as of May 11, 2007 (the “Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company (in its capacity as Borrower Representative for the Borrowers, “Borrower Representative”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Parent, Borrowers, Administrative Agent and Lenders are parties to that certain Seventh Restated Credit Agreement dated as of October 31, 2006 (the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, Parent and Borrowers have requested that Lenders (a) amend certain terms of the Credit Agreement in certain respects, and (b) reaffirm the Borrowing Base in an amount equal to $500,000,000 (the “Amendment Redetermination”), to be effective as of the Amendment Effective Date and continuing until the next redetermination of the Borrowing Base thereafter; and

WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to Parent’s and Borrowers’ requests.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date in the manner provided in this Section 1.

1.1 Amendments to Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

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1.2 Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section:

“Consolidated Senior Total Debt” means, with respect to Parent and the Consolidated Subsidiaries for any period, all Funded Debt of Parent and the Consolidated Subsidiaries determined on a consolidated basis for such period, other than Permitted Bond Debt.

“First Amendment” means that certain First Amendment to Seventh Restated Credit Agreement dated effective as of May 11, 2007, among Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders.

“Funded Debt” means, with respect to Parent and the Consolidated Subsidiaries for any period, all outstanding Loans, all LC Exposure and all obligations under Capital Leases.

1.3 Deletion of Definition. Section 1.02 of the Credit Agreement shall be amended to delete therefrom the definition of “Consolidated Total Debt.”

1.4 Amendment to Financial Covenant. Section 9.01(b) of the Credit Agreement shall be amended to read in full as follows:

“(b) Consolidated Senior Total Debt to Consolidated EBITDAX. Commencing with the fiscal quarter ending March 31, 2007, Parent will not permit, as of the last day of any fiscal quarter, the ratio of Consolidated Senior Total Debt (for the fiscal quarter ending on such date) to Consolidated EBITDAX (for each Rolling Period ending on such date or Annualized Consolidated EBITDAX for such Rolling Period in the case of a Rolling Period ending on or prior to September 30, 2007) to be greater than (i) 2.75 to 1.0 for the Rolling Periods ending on March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, and (ii) 2.50 to 1.0 for the Rolling Period ending on March 31, 2008 and for each Rolling Period thereafter.”

SECTION 2. Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Borrowing Base shall be reaffirmed at $500,000,000 effective as of the Amendment Effective Date, and continuing until the next Scheduled Redetermination or Interim Redetermination of the Borrowing Base thereafter. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the redetermination of the Borrowing Base provided for in this Section 2 shall not be considered or deemed to be an Interim Redetermination.

SECTION 3. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

3.1 No Default. No Default or Event of Default shall have occurred which is continuing.

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3.2 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

SECTION 4. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this First Amendment, Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

4.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower Representative (on behalf of Borrowers) of this First Amendment are within Parent’s and Borrower Representative’s corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens. Borrower Representative is duly authorized to execute this First Amendment on behalf of Borrowers, and upon such execution and delivery, this First Amendment shall be binding and enforceable against each such Borrower as if this First Amendment had been executed by each such Borrower.

4.3 Validity and Enforceability; Extension of Liens. This First Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness.

5.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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5.3 Legal Expenses. Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

5.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Parent, Borrower Representative and Required Lenders have executed a counterpart. Facsimiles shall be effective as originals.

5.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

5.7 Effectiveness. This First Amendment shall be effective automatically and without necessity of any further action by Parent, Borrower Representative, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrower Representative, Administrative Agent and Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

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PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.,
an Oklahoma limited liability company, as a Borrower and as Borrower Representative

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

[SIGNATURE PAGE 1 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

	By:	/s/ J. Scott Fowler
J. Scott Fowler,
Senior Vice President

[SIGNATURE PAGE 2 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	FORTIS CAPITAL CORP., as a Lender

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

[SIGNATURE PAGE 3 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE ROYAL BANK OF SCOTLAND plc, as a Lender

	By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Vice President

[SIGNATURE PAGE 4 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Scott A. Mackey
	Name:	Scott A. Mackey
	Title:	Vice President

[SIGNATURE PAGE 5 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF SCOTLAND, as a Lender

	By:	/s/ Karen Welch
	Name:	Karen Welch
	Title:	Vice President

[SIGNATURE PAGE 6 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

[SIGNATURE PAGE 7 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BMO CAPITAL MARKETS FINANCING, INC., as a Lender

	By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Vice President

[SIGNATURE PAGE 8 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	CALYON NEW YORK BRANCH, as a Lender

	By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Director

	By:	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

[SIGNATURE PAGE 9 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Vice President

[SIGNATURE PAGE 10 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	GUARANTY BANK, as a Lender

	By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

[SIGNATURE PAGE 11 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	UNION BANK OF CALIFORNIA, N.A., as a Lender

	By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Investment Banking Officer

[SIGNATURE PAGE 12 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Mark H. Wolf
	Name:	Mark H. Wolf
	Title:	Senior Vice President

[SIGNATURE PAGE 13 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Carmen L. Malizia
	Name:	Carmen L. Malizia
	Title:	Vice President

[SIGNATURE PAGE 14 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	STERLING BANK, as a Lender

	By:	/s/ David W. Phillips
	Name:	David W. Phillips
	Title:	Senior Vice President

[SIGNATURE PAGE 15 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

[SIGNATURE PAGE 16 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

[SIGNATURE PAGE 17 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF OKLAHOMA, N.A., as a Lender

	By:	/s/ Jeffrey Hall
	Name:	Jeffrey Hall
	Title:	Vice President

[SIGNATURE PAGE 18 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	NATIXIS BANQUES POPULAIRES, as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

	By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

[SIGNATURE PAGE 19 TO FIRST AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]